SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 8, 1998

                     Golden Books Family Entertainment, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                              0-14399               06-1104930
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(State or other jurisdiction        (Commission          (I.R.S. Employer
of incorporation)                  File Number)         Identification No.)


888 Seventh Avenue, 43rd Floor
New York, NY                                                  10106
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(Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (212) 547-6700

                                      None
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         (Former name or former address, if changed since last report.)










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Item 5. Other Events.

     On September 14, 1998, Golden Books Family Entertainment, Inc. ("GBFE") announced that Golden Press Holdings, L.L.C. ("Holdings") has provided a $25 million loan facility. Attached hereto and incorporated herein by reference as though part hereof is a press release of GBFE announcing the loan facility and related matters.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith and incorporated herein by reference:


                                  EXHIBIT INDEX

Exhibit No.           Exhibit Description

  10.1 Note Purchase Agreement dated as of September 8, 1998 between Golden Press Holdings, L.L.C. ("GPH"), Golden Books Publishing Company, Inc. ("GBPC"), Golden Books Home Video, Inc. ("GBHV") and Golden Books Family Entertainment, Inc. ("GBFE").

  10.2 Pledge and Security Agreement dated as of September 8, 1998 between GBFE, GBPC, GBHV and GPH.

  99.1 Press release of GBFE announcing a $25 million loan facility from Holdings to GBFE and related matters.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.

Date:  September 16, 1998             By:    /s/ Philip Galanes
                                             ---------------------------------
                                             Name:  Philip Galanes
                                             Title:  Senior Vice President and
                                                     and General Counsel







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